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                                                                 EXHBIIT 99.B18



                                 HARBOR FUND

                              POWER OF ATTORNEY


        KNOW ALL BY THESE PRESENTS, that the undersigned Trustees of Harbor Fund do hereby constitute and appoint RONALD C. BOLLER and CONSTANCE L. SOUDERS, and each of them individually, to be our true and lawful attorneys and agents, with full power to each of them, and each of them acting singly, to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable Harbor Fund to comply with

        (i) the Securities Act of 1933, as amended, and any rules, regulations, order or other requirements of the Securities and Exchange Commission thereunder, in connection with the registration under such Securities Act of 1933 of shares of beneficial interest of Harbor Fund, and

        (ii) the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder, in connection with the registration of Harbor Fund under such Investment Company Act of 1940.

including specifically, but without limitation of the foregoing power and authority to sign our names on our behalf as Trustees and other capacity, if any, as indicated below opposite our signatures hereto, to any registration statement and any amendment or supplement (including post-effective amendments) to the registration statement or such Securities Act of 1933 and such Investment Company Act of 1940, and to execute any instruments or documents filed or to be filed as a part of or in connection with such registration statement or statements; and do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, we have hereunder set our hands as of the 27th day of January, 1994.


 /s/ Ronald C. Boller
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Ronald C. Boller                                Trustee
as Trustee and not individually




/s/ Howard P. Colhoun
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Howard P. Colhoun                               Trustee
as Trustee and not individually




/s/ John P. Gould
-------------------------------
John P. Gould                                   Trustee
as Trustee and not individually




/s/ Rodger F. Smith
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Rodger F. Smith                                 Trustee
as Trustee and not individually